SECURITIES AND EXCHANGE COMMISSION

			    Washington, D.C. 20549

				   FORM 8-K

				CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  February 23, 1997


			     The Chubb Corporation
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	    (Exact name of registrant as specified in its charter)



	  New Jersey                    1-8661               13-2595722
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 (State or other jurisdiction      (Commission File         (IRS Employer
      of incorporation)                Number)           Identification No.)

			     15 Mountain View Road
				P. O. Box 1615
			      Warren, New Jersey                    07061-1615
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		   (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code 908-903-2000
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				Not Applicable
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	 (Former name or former address, if changed since last report)


Item 5.           Other Information.

On February 24, 1997, The Chubb Corporation (the "Registrant") issued the press release attached as Exhibit 1 to this report and incorporated herein by reference.

Any statements in this Report on Form 8-K and the exhibit hereto which may be considered to be "forward looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995 are subject to certain risks and uncertainties. The factors which could cause actual results to differ materially from those suggested by any such statements include, but are not limited, to those discussed or identified from time to time in the Corporation's public filings with the Securities & Exchange Commission and specifically to: risks or uncertainties associated with the Corporation's ongoing strategic evaluation of its non-property and casualty business, or associated with its expectations of premium and investment income growth projections and new cash available for investment; and, more generally, to: general economic conditions including changes in interest rates and the performance of the financial markets, changes in domestic and foreign laws, regulations and taxes, changes in competition and pricing environments, regional or general changes in asset valuation, the occurrence of significant natural disasters, the inability to reinsure certain risks economically, the adequacy of loss reserves, as well as general market conditions, competition, pricing and restructurings.

Item 7.           Financial Statements, Pro Forma Financial Information and
Exhibits

(c) Exhibits.

1.          Press release dated February 24, 1997.


				  SIGNATURES

	       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


					  The Chubb Corporation



Date:  February 24, 1997                  By:   /s/ Robert Rusis
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					  Name: Robert Rusis
					  Title: Senior Vice President
						and General Counsel